Exhibit 10.13

Loan No. 3459568

CONSOLIDATED, RENEWAL, AMENDED AND RESTATED PROMISSORY NOTE

$30,200,000.00	November 16, 2023

THIS CONSOLIDATED, RENEWAL, AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is made by ASHFORD BUFORD I LP, ASHFORD JACKSONVILLE IV LP, ASHFORD BUFORD II LP and RI MANCHESTER HOTEL PARTNERS, LP, each a Delaware limited partnership, each having its principal place of business at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 (together with their respective successors and permitted assigns, individually and/or collectively, as the context may require, “Borrower”) in favor of BANK OF AMERICA, N.A., a national banking association, having an address at c/o Capital Markets Servicing Group, 900 West Trade Street, Suite 650, Charlotte, North Carolina 28255 (together with each of its respective successors and assigns, “Lender”).

RECITALS:

WHEREAS, Lender is the owner and holder of that certain Promissory Note, dated December 20, 2013, in the original principal sum of $10,800,000.00 made by ASHFORD JACKSONVILLE IV LP, a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE HOLDERS OF COMM 2014-CCRE14 MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES (“U.S. Bank”), as further assigned to Lender pursuant to that certain Allonge dated as of November 16, 2023 between U.S. Bank and Lender (the “Existing Note”). As of the date hereof, the aggregate outstanding principal amount of the Existing Note is $9,055,467.31;

WHEREAS, Lender and Borrower wish to, among other things, amend, restate and consolidate the Existing Note in its entirety into a single consolidated note to reflect a total outstanding principal amount of $30,200,000.00 (such Existing Note, as consolidated, renewed, amended, modified and restated hereby, is hereinafter collectively referred to as the “Note”); and

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender covenant and agree that the terms, covenants and provisions of the Existing Note is hereby consolidated, renewed, amended, modified and restated and that henceforth the terms, covenants and provisions of the Existing Note shall read as follows:

FOR VALUE RECEIVED, Borrower hereby unconditionally promises to pay to the order of Lender, having an address at c/o Capital Markets Servicing Group, 900 West Trade Street, Suite 650, Charlotte, North Carolina 28255, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of THIRTY MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($30,200,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

Article 1

PAYMENT TERMS; MANNER OF PAYMENT

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note is subject to default interest as provided in Article 2 of the Loan Agreement.

Article 2

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the occurrence of any other Event of Default.

Article 3

LOAN DOCUMENTS

This Note is secured by the Mortgages and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

Article 4

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Article 5

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Article 6

WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non payment and all other notices of any kind except as expressly provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgages or any other Loan Documents.) If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

Article 7

TRIAL BY JURY

BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

Article 8

TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

Article 9

EXCULPATION

The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

Article 10

GOVERNING LAW

This Note shall be governed, construed, applied and enforced in accordance with Article 19 of the Loan Agreement.

Article 11

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Article 16 of the Loan Agreement.

Article 12

JOINT AND SEVERAL

If more than one Person has executed this Note as “Borrower”, the obligations of all such Persons hereunder shall be joint and several.

Article 13

CONSOLIDATION, AMENDMENT AND RESTATEMENT

This Note consolidates, amends, restates and supersedes the terms of the Existing Note in its entirety. While this Note consolidates, amends, restates and supersedes the Existing Note, this Note is not given in payment or satisfaction of the Existing Note (which has been amended and restated in its entirety into the terms herein) and does not extinguish the indebtedness represented thereby, but rather the indebtedness represented thereby is now evidenced by the terms of this Note. This Note is not a novation. In the event of a conflict between the terms of this Note and the terms of the Existing Note, the terms of this Note shall control.

This Note is secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith made and delivered to Lender by Ashford Jacksonville IV LP to be recorded in the public records of Duval County, Florida (the “Florida Security Instrument”). Florida documentary stamp tax and intangible tax due upon this Note are being paid upon recordation of and affixed to the Florida Security Instrument.

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IN WITNESS WHEREOF, Borrower and Lender have duly executed this Note as of the day and year first above written.

BORROWER:

ASHFORD BUFORD I LP,
a Delaware limited partnership

By:	Stirling Buford I GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Alex Rose
Alex Rose
Vice President and Secretary

ASHFORD JACKSONVILLE IV LP,
a Delaware limited partnership

By:	Ashford Jacksonville IV GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Alex Rose
Alex Rose
Vice President and Secretary

ASHFORD BUFORD II LP,
a Delaware limited partnership

By:	Stirling Buford II GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Alex Rose
Alex Rose
Vice President and Secretary

Signature Page

RI MANCHESTER HOTEL PARTNERS, LP,
a Delaware limited partnership

By:	RI-CIH Manchester Parent LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Alex Rose
Alex Rose
Vice President and Secretary

Signature Page

LENDER:

BANK OF AMERICA, N.A.,
a national banking association

By:	/s/Dominick Guerriero
	Name:	Dominick Guerriero
	Title:	Managing Director

Signature Page